Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,350,000.00
Previously Paid Amount	1,318.80
Total Fee Amount	3,268.70
Total Offset Amount	0.00
Net Fee	$ 1,949.90